UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, PRESIDENT SOURCE CAPITAL, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1: Report to Shareholders

SOURCE CAPITAL, INC.

2015

ANNUAL REPORT

for the year ended December 31

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS,

FPA was sorry to see Eric Ende retire at the end of 2015. Eric successfully guided Source Capital (the " Company") since 1996 and will be greatly missed. We knew Eric would have to retire eventually, but we always hoped somehow he would beat Father Time. FPA sought successor portfolio management appropriate to the Company and consistent with its historic investment policy, so the Company's board of directors and the firm decided that, going forward, Source will be managed jointly by FPA's Contrarian Value ("CV") and Absolute Fixed Income ("AFI") investment teams, which manage the FPA Crescent Fund and the FPA New Income Fund, respectively.

Eric purchased shares of high-quality businesses and held them for years, resulting in exceptionally low turnover—just 15% since 2000, in contrast with 72% for the average domestic equity closed-end fund during that period.1 However, when new portfolio managers step up, they need to consider what is in the best interests of shareholders and then be judged on their own investments, not on those of their predecessor. This action is not without consequence for the taxable investor in the Company, as long-term capital gains were realized in this transition, an inevitable by-product of what was a fruitful implementation of a long-term, tax-efficient strategy.2 Had Eric managed a portfolio with turnover similar to the typical equity mutual fund, then a taxable investor would likely have paid far more in taxes along the way.

The CV and AFI teams have been transitioning the portfolio since assuming portfolio management responsibility on December 1, 2015. To date, the CV team has largely transitioned the equity sleeve, while the AFI team expects that its transition of the fixed income sleeve will be complete over the next few months.

Since this is our introductory shareholder letter as managers of Source Capital, we thought it best to clearly state our investment objectives and the manner in which we intend to apply ourselves such that you and we will similarly deem our tenure a success. To that end, we submit to you the Source Capital Investment Policy Statement, simultaneously published on our website (www.fpafunds.com) but reprinted below for your benefit. We would be honored to continue to earn, over many years, the respect of our clients and peers as thoughtful value investors. We are value investors because it makes sense to us, fits our risk-averse personalities and appeals to our sense of intellectual honesty. We believe that value investing is the best means—that we are aware of—to preserve capital and to continue to provide adequate growth over the long term. We are fortunate to be doing what we love.

Our sound and battle-tested strategy, dedication and diligence will fall short at times, as we will occasionally suffer mark-to-market declines and poor relative performance. We know of no way to achieve our long-term goals without periodically disappointing our shareholders and clients. We hope that through good communication, we will make clear to our clients what to expect from an investment with us, and trust that it will help you make appropriate decisions regarding your investment in the Company.

Closed-end funds frequently trade at discounts to net asset value (NAV). In an effort to minimize the discount, Source will maintain its quarterly-managed distribution policy and will opportunistically repurchase its own shares.

The distribution for the current quarter represents an annualized rate of approximately 4.5% of net assets. We expect that Source Capital will make quarterly distributions at approximately this rate for the first three quarters of 2016. However, if the equity markets continue to be weak, then we expect that the distribution rate will decline in the fourth quarter to less than 2%, a level more commensurate with dividend and interest income. Our investment results will ultimately determine the rate paid.

The Company is authorized to make open-market repurchases of its common stock of up to 10% of the Company's outstanding shares at such times as the Company's shares trade at a greater than 10% discount to the Company's net asset value, when in FPA's judgment such repurchases would benefit shareholders, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer's stock by the issuer and FPA's ability to raise cash to repurchase shares of the Company's common stock in a tax-efficient manner. There is no assurance that the Company will purchase shares at any specific discount levels or in any specific amounts.

We believe the best clients/shareholders are those who understand our goal, philosophy, and process/strategy. We provide on our website (www.fpafunds.com) quarterly shareholder letters, special commentaries, speeches and a core values declaration (The FPA Way, available at the same site). That, along with this policy statement, is part of a constant effort to educate those who have entrusted us with their capital. We urge you to read all of them because only then can you gain the confidence you need to have us as your manager.

Respectfully submitted,

The Contrarian Value and Absolute Fixed Income Teams

1  FPA/Morningstar. Portfolio turnover calculated for the period 2000-2014.

2  Under Eric's management, the Company sought to minimize the impact of taxes on investors' total returns through the following techniques: (1) low turnover, since frequent trading causes a fund to realize capital gains, which must then be distributed to shareholders, reducing after-tax returns; (2) a disciplined sell-selection methodology, i.e., selecting a specific share selection methodology (often the highest cost shares) in order to seek to minimize realized capital gains; and (3) selling securities at a loss in order to offset realized capital gains that would otherwise have to be distributed to shareholders. The Company's tax-management techniques may reduce an investor's taxable income but will not eliminate it.

SOURCE CAPITAL, INC.
INVESTMENT POLICY STATEMENT

Fund Investment Objective and Strategy

Source Capital seeks a maximum total return for shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. We strive to accomplish this objective over a full market cycle, which we generally consider to be five to seven years.

The Company employs a balanced strategy using stocks and bonds to try to meet this goal. Generally, 50%-70% of the Company's assets will be allocated to equities and 30%-50% to fixed-income. The Company will vary its allocation to equities and fixed-income over time as a function of the opportunity set based on the equity managers' evaluation of prospects in the stock market. The Company invests in public equities of large businesses from around the world as well as primarily U.S.-domiciled fixed-income securities, both investment and non-investment grade.

The FPA Contrarian Value (CV) and FPA Absolute Fixed Income (AFI) teams will co-manage the Company. The CV team will manage the equities sleeve and make the asset allocation decisions, while the AFI team will manage the fixed-income sleeve. The portfolio managers will utilize an investment philosophy that is consistent with FPA's overall value-oriented strategies.

We seek to have the Company provide a better-than-average experience for its clients/shareholders. We can have neither pride nor sense of accomplishment if our clients, the very people we are in business to provide a service to, do not appropriately benefit from the relationship.

Equity Objective

The equity sleeve of the Company will be managed in a fashion consistent with the principles of the FPA CV strategy. We seek for our equity portfolio to generate equity-like returns over the long-term while taking less risk than the market and avoiding permanent impairment of capital on the total portfolio. With a larger-capitalization and global focus, we consider the S&P 500 and MSCI ACWI appropriate benchmarks.

The terms "long-term" and "equity-like return" can have an exactness and measurability. The term "risk," on the other hand, is inherently imprecise and its meaning is different for different people. Risk stems from the uncertainty that exists in the world. We—along with the rest of humanity—simply do not know what will happen next, so we are left with trying to guard against all manner of eventualities, while recognizing that more things can happen than will happen.

Equity Philosophy

We are absolute value investors.

We invest our money alongside yours, an alignment of interests we maintain across FPA. We view ourselves as the guardians of the capital entrusted to us.

We view ourselves as pragmatists with a healthy respect for what we do not know. We are neither optimists nor pessimists, as we invariably find ourselves hoping for the best while preparing for the worst.

Value investing is a familiar discipline but CV pursues a relatively unique strategy. We believe that CV differentiates itself because we invest on an absolute value basis, have a flexible mandate and a long-term orientation, consider the macroeconomic environment, understand risk, and only seek to commit capital when the potential reward justifies the risk assumed.

Absolute Value Investing

We seek genuine bargains, not relatively attractive securities.

We invest only in positions that we believe offer a compelling economic risk/reward proposition on an absolute basis. If prospective investments do not meet that requirement, then we wait until they do. We have no interest in merely buying the inexpensive. We want to purchase a stock at a substantial discount to that company's worth or intrinsic value.i Our flexible mandate gives us more tools to pursue an "absolute" path to value investing, in which success is measured by positive returns. We reject the "relative value" path favored by some portfolio managers, who may declare victory when the stock market has declined 40% and they lost just 35% of their clients' principal.

•  Flexible Mandate

CV operates with a flexible mandate. We have proven our ability to invest in a variety of industries and geographies while frequently holding cash. Our partners' support and understanding of our process allows us to invest in those areas that appear most attractive on an absolute basis without regard for style box or conventional wisdom.

We believe our freedom, along with our willingness to hold cash, gives us a long-term advantage. For example, if the shares of foreign-domiciled companies appear less expensive than their U.S. counterparts, then we may invest more money overseas. If domestic and foreign stocks appear priced to perfection with little regard for exogenous risk, then our cash residual may build as we await opportunities to invest with less downside and more upside. The approach to cash holdings is discussed further in our 2004 Special Commentary, The Case for Cash.ii We believe our investment flexibility greatly enhances the likelihood that we could deliver an equity-like return with less risk over the long-term.

•  Long-Term Focus

We believe the only way to accomplish our goal is to, at times, accept short-term underperformance. We measure our investment results over years, rather than in quarters, months, or days. We do not carry the bogey of having to excel each calendar year on our back. We think of long-term as generally five to seven years, a not atypical market cycle. What happens over any fraction thereof lies outside of our capability (and concern). Over shorter periods, temporary excesses in both the securities market and the economy have a tendency to distort reality and cloud understanding.

We avoid the temptation to look out beyond a prospective market cycle by remembering John Maynard Keynes'

SOURCE CAPITAL, INC.
INVESTMENT POLICY STATEMENT Continued

observation that "in the long run we are all dead." Nevertheless, great patience may prove necessary even in intermediate-term time frames.

Patience as an investment virtue may only be attained through education. We believe you should only invest with a manager whose philosophy and process you understand. Otherwise, you could find yourself unable to stomach what will certainly be more challenging periods.

We have underperformed in the past, and there will be times when we do so in the future. Current and prospective Fund investors need ask themselves how they might behave during the CV strategy's inevitable challenging periods.

•  Macroeconomic Considerations

Unlike many value investors, we incorporate an understanding—sometimes limited—of the macroeconomic environment in our security analysis and portfolio construction. We recognize that we must consider bigger-picture extremes as we assess a company's current and prospective intrinsic value and how its business/industry might fare versus our macro view. This has caused us to overweight certain industries and, at times, to completely avoid others.iii Whether we use a top-down or bottom-up approach will depend on the company, industry, valuation, economy and our conviction in our assessment of each.

•  Risk—Permanent Loss of Capital or Volatility?

We cannot eliminate risk, but we seek to identify it, understand it, minimize it and be adequately compensated for it.

The word risk has no precise meaning in an investing context but there is plenty of it, including: credit, currency, obsolescence, fraud, sovereign, interest rate, inflation, litigation, expropriation, customer concentration, vendor disruption, competition, economic, balance sheet, political, permanent impairment, mark-to-market losses and more—much more.

Risk goes hand in hand with investing. Even if you do not like the stock market and choose to remain in cash, then you still will have assumed inflation risk. If inflation subsequently moves higher, the value of your cash erodes. Every choice (and doing nothing is still a choice) trades one risk for another. If we tried to avoid all risk, then we would have little chance of accomplishing our goals. So, in a world where risk is unavoidable, the CV mission, on a portfolio basis, is to seek to minimize the risk of permanent capital impairment.

We reject volatility as a measure of risk. (Using volatility to measure risk is a bit like using a thermostat to measure a car's speed. You'll get a number, but not much understanding.) However, we know a highly volatile investment may not serve our clients well, since large fluctuations in price may create stress, causing our clients to invest or cash-out at precisely the wrong times. Lower volatility is not the aim of CV's investment process, but it has proven to be a natural by-product.iv

Investors need to understand their own risk tolerances—both psychological and practical—instead of adopting a theoretical model prescribed by age bracket or wealth. Although we view risk as the potential for permanent loss of capital, we recognize that other investors may feel differently and that those investors might let volatility drive their investment decisions. Volatility creates extreme price movements during which an investor can choose to buy or sell.v We believe our investors must be aware of how they will react to price volatility. We are not oblivious to the fact that most individual and institutional investors can find themselves in the uncomfortable position of defending to their clients, employers, spouses, or even themselves a stock that keeps declining, or owning common stocks at all in a declining market.

A Morningstar study of mutual fund investors' trading demonstrated that there is a financial cost to trading decisions triggered by market volatility. In addition to reinforcing the established fact that mutual fund investors have a "tendency to buy high and sell low," the study also demonstrated that investor returns generally lagged those of funds' published total returns and pointed to a fund's volatility as "a key determinant in whether its investor returns are good or bad."3 The findings are not surprising. Letting volatility dictate investment decisions has proven the bane of many mutual fund (and stock) investors.vi We want our investors' return experience to closely match our fund's returns.

Although we do not directly manage volatility and can offer no assurances of a smooth investment experience, we believe our approach gives us a good chance of providing a less volatile ride than the stock market. We hope our strategy, the Company's return pattern and our communications with you improve the odds that your return more closely mirrors the Company's return.

More importantly, regardless of the environment, we aim to distinguish ourselves by using volatility to our advantage rather than to our detriment. Instead of composing a portfolio designed to mimic the performance of some benchmark or index, we utilize a deeply-held contrarian philosophy oriented toward pushing back on a rising market by reducing exposure (thus allowing cash to increase) and conversely, leaning into a falling market and spending that cash to opportunistically buy inexpensive securities.

We hope that we have made it evident that we spend a disproportionate amount of our time evaluating and managing company-specific and macroeconomic risk. We believe that if we look to limit the downside of your portfolio, the upside will take care of itself.

3  Per Morningstar, "investor return" (also known as dollar-weighted return) measures how the average investor fared in a fund over a period of time. Investor return incorporates the impact of cash inflows and outflows from purchases and sales and the growth in fund assets. For more information please see http://corporate.morningstar.com/us/documents/PR/Investorreturnsfactsheet.pdf

SOURCE CAPITAL, INC.
INVESTMENT POLICY STATEMENT Continued

•  Upside/Downside

We invest your money in stocks that have what we believe to be advantageous upside/downside characteristics. Put another way, we seek to make a multiple of what we could potentially lose. In managing our portfolios, we accept that we will not always win and that "good" "bets" will sometimes be lost. What we seek to avoid is making bad bets. In addition to targeting asymmetric payoffs, we try to improve our odds further by conducting deep due diligence to gain a clear understanding of the underlying business and its industry, and then, wherever possible, applying some differentiated knowledge.

Equity Process

There is always a wide array of prospective investments from which to choose. We invest in an opportunistic manner based on our view of the world and the businesses and situations that we understand. We look for what is out of favor. We look for bad news. We take into account what the landscape is today and how it might change over time, both organically and through exogenous events. We mostly hold our own counsel, speaking to relatively few "investment professionals" outside FPA. We prefer to spend less time on Wall Street and more time with people on Main Street—customers, competitors, company executives—because we believe the interaction improves our understanding of businesses and industries. Then we read, read, read. And then, we read some more.

Next, we decide which investments might offer the best opportunities for us to reach our established longer-range goal (specific to the Company's equity sleeve). We then devote our time accordingly.

As we seek to gain comfort with a given investment, we determine what we need to know to prove—or disprove—the original thesis that drew our interest and triggered further research. We may read current and historic SEC filings and conference call transcripts, review pertinent periodicals, study the competition, and/or establish a model, among other things. We then work to gain a knowledge edge, an understanding of the business or industry that may not be universal. Some companies are followed too well for us to differentiate ourselves in this fashion but we certainly try. Such due diligence may take the form of conversations with ex-employees, vendors, industry consultants, etc.

Our bigger picture efforts have helped us identify areas of opportunity, and it has assisted us in avoiding landmines. Knowing the Titanic is unsinkable does not keep it afloat after it's steered into an iceberg. We study the macro to avoid a similar fate.

The Company finds opportunities in the following types of equitiesvii that generally have market values in excess of $10 billion, a subset of equities used in the CV strategy:

•  Compounders—The world's great businesses. Unquestionable competitive strength. Solid balance sheets. Shareholder-centric management. We think of these as infinite duration bonds with rising coupons.

•  3:1s—An investment in a business possibly of a lesser quality than that of a compounder, but still a good business and likely to have greater upside potential. We prefer to invest in these businesses when our assessment of the upside/downside (what we can make vs. what we can lose) has a ratio of 3:1 or better.

•  Shorter-Term Opportunities—Identified catalyst(s) expected to have positive impact on the value of the underlying business and therefore its stock price. For example, operational turnarounds, balance sheet optimization, corporate action, etc.

•  Sum of the Parts—The value of a company's disparate parts significantly exceeds its current stock price.

We recognize that the Company's returns will be driven not just by what we own but also by what we do not own. The Company's cash weighting will increase when we do not find enough appropriate investments. That cash is a residual of our investment process rather than a remnant of our macro-thinking. Cash helps us protect the downside and gives us the ability to take advantage of future opportunities.

Fixed Income Objective

The fixed income sleeve of the Company will adhere to the principles of the FPA AFI strategy, which is designed to seek to deliver long-term excess real return with less volatility than the overall bond market. To that end, the strategy aims to generate (a) a positive total return on a rolling twelve-month basis and (b) a total return in excess of CPI + 100 basis points on a rolling five-year basis. This total return strategy seeks to achieve a combination of income and price appreciation with an emphasis on capital preservation.

Fixed Income Philosophy

We do not like to lose money.

The AFI strategy is not a relative value strategy. Success or failure will not be measured relative to the performance of an index or a peer group, since losing less money than an index is still a loss. Moreover, we will not buy a bond hoping that a decrease in the bond's spread or a decrease in interest rates will lead to price appreciation. Rather, our measure of value when investing in bonds will be whether a bond's expected future cash flows adequately compensate us for taking on credit risk and duration risk on an absolute total return basis.

Fixed income is an episodic asset class that moves between extremes, with periods of high yield and low risk and periods of low yield and high risk. The AFI strategy has a flexible mandate that allows it to take advantage of the high-yield/low-risk environments while preserving capital during low-yield/high-risk environments. During the low-yield/high-risk environments, we will not reach for yield. Rather, in such periods, we will employ a disciplined investment process that focuses on capital preservation to seek to preserve investors' buying power on a real basis for high-yield/low-risk periods.

SOURCE CAPITAL, INC.
INVESTMENT POLICY STATEMENT Continued

To accomplish these goals, we adhere to the following principles:

•  Absolute Return: We are absolute return investors, and each investment must meet our strict fundamental research and macroeconomic criteria, not just offer opportunity relative to other alternatives.

•  Flexible Mandate: We do not bind ourselves to any one benchmark or index. Moreover, we do not have limitations in the types and duration of fixed income assets we may buy. In the absence of attractive investment opportunities, we hold cash. This flexibility is key to our ability to preserve capital and achieve our long-term objectives.

•  Long-term Focus: Our investment time horizon is usually three to five years. We expect to hold our investments to maturity unless fundamental valuation parameters change. We are not speculators, and we adhere to a strict investment discipline.

•  Alignment of Interest: We invest alongside our investors as partners in our process. As managers, we have significant amounts of our own capital invested in our strategy.

•  Strict Risk/Reward Parameters: Risk of permanent loss is a critical element in our thinking, and so each investment must compensate for its unique risks while offering a margin of safety.

•  Independent Decision Making: We do not follow the crowd. We are independent in our decision-making and are often viewed as contrarian in our strategy and execution.

Fixed Income Process

Our process requires discipline, patience, intellectual rigor and a long-term view. We seek to invest in individual securities that adequately compensate us for the potential risk of permanent capital loss and that meet the objectives described above. We build our portfolio by starting with 100% cash, then add individual investments that meet our risk/reward criteria. As a result, cash is the residual of our investment process. Our investment flexibility allows us to invest only where we see value.

A bond (or any other type of fixed income investment) is a claim backed by an asset such as a business, real estate, etc. Not unlike an equity investment, the value of a bond depends on the value of the underlying asset. Our research process is focused on valuing assets and then understanding the value of our claim on those assets.

Bonds have an asymmetric return profile, since they do not fully participate in changes in the underlying asset's value. A bond may only partially participate in increases in the underlying asset value, with a bond's potential value capped at par. On the other hand, a bond may fully participate in decreases in asset value, with the potential for the bond to be worth zero. Due to the asymmetry in a bond's future value, we invest in bonds by preparing for the worst and hoping for the best. Since bonds have limited upside potential, our research process focuses on identifying the myriad of ways in which a bond could lose value. This process applies when ascertaining both credit risk and duration risk.

Credit risk is the risk of permanent loss of capital. Our investment process focuses on understanding whether the borrower has the willingness and ability to pay us back the money we are owed. When assessing the creditworthiness of borrowers, we research the value of the borrower's assets and the borrower's ability to generate cash flow, including anything that might impact asset value or the ability to generate cash flow such as secular trends; customer, competitor and supplier dynamics; and the regulatory environment. We also research the borrower's capital structure to understand how our claim on the borrower's asset value and cash flow can be reduced or impeded.

Duration risk is the risk of near-term price movements caused by changes in yield as a result of changes in Treasury rates or credit spreads. Consistent with our goal of low-volatility returns, we seek to buy bonds at prices that provide insulation from near-term movements in yields.

In applying our investment process to fixed income, we divide the bond market into two segments:

•  High-Quality—(Securities rated AA- and above). Price movement in high-quality bonds is closely linked to macroeconomic factors such as the level of interest rates and inflation, as well as economic cycles and monetary and fiscal policy. Nevertheless, though duration is a primary driver of returns (both near term and long term), we do not ignore credit risk. Instead, we seek to understand bond-specific and sector-specific credit risk. Our investment process seeks to identify high-quality bonds that meet our absolute return criteria of compensating us for the risk of permanent capital loss while also providing limited exposure to near-term price movements caused by macroeconomic factors.

•  Credit-Sensitive—(Securities rated A+ and below). Price movement in credit-sensitive bonds is primarily linked to the credit quality of the issuer and the issuer's willingness and ability to meet its contractual interest and principal payments. As such, though we evaluate duration risk, we focus our research on understanding credit risk.

Finally, we ask ourselves whether the price of the bond is attractive on an absolute return basis, relative to the risk of permanent loss of capital, relative to duration risk and relative to inflation. We will only invest when we can buy at an attractive price.

Fixed Income Portfolio Construction

We will target an allocation of 75% of the fixed income portfolio to high-quality assets and 25% in credit-sensitive assets. However, the actual allocation of the fixed income portfolio to high-quality assets may range from 67% to 100% of the fixed income portfolio, and the actual allocation to credit-sensitive assets may range from 0% to 33% of the fixed income portfolio. The actual allocation will depend on available investment

SOURCE CAPITAL, INC.
INVESTMENT POLICY STATEMENT Continued

opportunities and the timing of changes to the Company's allocation between equity and fixed income. Specifically, because of our absolute return, long-term oriented approach to investing, we will only invest in credit-sensitive assets to the extent that we feel we are compensated for the risk of permanent capital loss and near-term price volatility. As such, in the absence of attractive credit-sensitive investment opportunities, we will allocate more of the portfolio to high-quality assets or hold more cash.

Separately, fixed income markets, particularly markets for credit-sensitive assets, have varying degrees of liquidity. Increases in the Company's allocation to fixed income are thus most easily accomplished on a short-term basis by increasing the fixed income portfolio's allocation to high-quality assets. For example, starting with a 40% allocation of the Company's assets to fixed income and assuming that 75% of the fixed income portfolio is invested in high-quality assets, if the Company's allocation to fixed income were to increase to 50% of the Company's assets, then this increase in the fixed income allocation would be most efficiently accomplished by investing in additional high-quality assets rather than credit-sensitive assets. Consequently, the fixed income portfolio's allocation to high-quality assets would increase from 75% of the fixed income portfolio to 80%, and the allocation to credit-sensitive assets would decrease from 25% of the fixed income portfolio to 20%. Similarly, decreases in the Company's allocation to fixed income are most easily accomplished on a short-term basis by decreasing the fixed income portfolio's allocation to high-quality assets. Using the example above, if the Company's allocation to fixed income were to decrease from 40% of the Company's assets to 30%, then this decrease in the fixed income allocation would be most efficiently accomplished by selling high-quality assets rather than credit assets. As a result, the fixed income portfolio's allocation to high quality assets would decrease from 75% of the fixed income portfolio to 67%, and the allocation to credit assets would increase from 25% of the fixed income portfolio to 33%.

The fixed income portfolio's duration, sector allocation and yield are the cumulative result of the individual, bond-specific investment decisions made consistent with the process described above.

Unlike an open-ended fund, which needs to maintain liquidity for investor redemptions, we may take advantage of the lack of daily in/outflows due to the Company's closed-end nature. So instead of holding cash and cash equivalents, we may instead opportunistically own more "illiquid" assets (as defined by the SEC) and more assets that have greater near-term price volatility (including, but not limited to, interest-only securities).

Fixed Income Portfolio Review

We monitor each investment in the portfolio to ensure that its fundamental performance is consistent with our investment thesis. In addition, as interest rates and spreads change, we review each holding to ensure that it continues to offer us adequate compensation for credit risk and duration risk. To the extent that an investment's fundamental performance is inconsistent with our expectations and/or an investment no longer offers us adequate returns for the credit risk or duration risk we are taking, we will seek to reduce or eliminate our exposure to that investment.

Fund Asset Allocation

The CV team will decide how much of the Company will be invested in equities and fixed income securities, having made such asset allocation decisions for more than two decades. The amount invested in equities will be relatively similar to the equity exposure in the CV Strategy—a derivative of bottom-up equity investment decisions. For example, in a sharp market decline, the CV team may decide to take advantage of buying opportunities that may drive a different asset allocation, one more exposed to equities. The AFI team will have responsibility for investing the balance in fixed income securities.

DISCLOSURES

i  Intrinsic value: The present value of future cash flows or the price a knowledgeable and possibly strategic buyer might pay for the business.

ii  See The Case for Cash on our website, fpafunds.com under Special Commentaries.

iii  See Elephants in the Room and The Raw Deal on our website, fpafunds.com under Special Commentaries.

iv  We believe most individuals and institutions should have their long-term savings managed by those who seek to protect capital before pushing to make a return on that capital. The Contrarian Value team, therefore, looks down (to see what risk lies below) before looking up (to see what opportunities might lie amongst the stars). Once we have assured ourselves that capital can be preserved, we then seek ways to grow real after-tax wealth at an acceptable rate. This strategy is aimed at allowing our investors to—at a minimum—win by not losing. We have accomplished that goal over our first seventeen years, and we will work to continue to do so prospectively. Cumulative experience (rather than repetitive) and a deeper pool of analytical talent should help.

v  Most investors, consultants, and advisors have greater apprehension with regards to the volatility associated with downward price movements. Upside "vol" is more welcomed—except by short sellers.

vi  Volatility, the bane of many an investor. We lay out an example of this in our 2007 Q1 FPA Contrarian Value Commentary and further elucidate on the topic in our 2010 Q2 FPA Contrarian Value Commentary.

vii  We invest in stocks that are generally greater than ~$10 billion USD in market capitalization at the time of purchase. We now have the ability to convert our typical 13G to a 13D filing. We can now add activism as a periodic defensive tool should the need arise. We expect 13D filings to be rare, but there have been times in the past when it would have been advantageous, and we expect that will be the case, on occasion, in the future.

SOURCE CAPITAL, INC.

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements," which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

December 31, 2015

Common Stocks		28.8%
Infrastructure Software	5.2%
Diversified Banks	2.8%
Insurance Brokers	2.1%
Aircraft & Parts	1.7%
P&C Insurance	1.7%
Base Metals	1.6%
Other Wholesalers	1.5%
Electrical Components	1.5%
Communications Equipment	1.4%
Semiconductor Devices	1.2%
Internet Media	1.2%
Electrical Power Equipment	1.2%
Advertising & Marketing	0.9%
Life Science Equipment	0.8%
Investment Companies	0.8%
Exploration & Production	0.7%
Consumer Finance	0.6%
Beverages	0.5%
Food & Drug Stores	0.4%
Integrated Oils	0.4%
Oil & Gas Services & Equipment	0.3%
Home & Office Furnishings	0.2%
Banks	0.1%
Bonds & Debentures		62.7%
Short-Term Investments		8.6%
Other Assets and Liabilities, Net		(0.1)%
Net Assets		100.0%

See notes to financial statements.

SOURCE CAPITAL, INC.
FEDERAL INCOME TAX INFORMATION

(Unaudited)
Calendar 2015

Cash Dividends and Distributions:

Record Date	Payable Date	Amount Paid Per Share		(1) Ordinary Income Dividends	(2) Long-Term Capital Gain Distributions
02/20/2015	03/15/2015	$0.85		$0.0265	$0.8235
05/22/2015	06/15/2015	0.85		0.0265	0.8235
08/28/2015	09/15/2015	0.85		0.0265	0.8235
11/27/2015	12/15/2015	1.45	*	0.0453	1.4047
TOTAL		$4.00		$0.1248	$3.8752

*  Includes $0.60 per share special year-end distribution.

The amounts in column (1) are to be included as dividend income on your tax return and 100% of these amounts are Qualified Dividend Income.

In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions.

A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2015 tax returns. For corporate shareholders, 100% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2015. Therefore, Common shareholders will not receive a Form 2439 for 2015.

Notice to Dividend Reinvestment Plan Participants:

When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

For the year ended December 31, 2015 none of the distributions paid were reinvested at a discount from the market price.

State Tax Information:

None of the amounts reported in column (1) were derived from U.S. Treasury Securities.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2015

COMMON STOCKS	Shares	Fair Value
INFRASTRUCTURE SOFTWARE — 5.2%
Microsoft Corporation	293,730	$16,296,140
Oracle Corporation	452,250	16,520,693
		$32,816,833
DIVERSIFIED BANKS — 2.8%
Bank of America Corporation	388,540	$6,539,128
Citigroup, Inc.	213,050	11,025,338
		$17,564,466
INSURANCE BROKERS — 2.1%
Aon plc (Britain)	145,910	$13,454,361
AIRCRAFT & PARTS — 1.7%
United Technologies Corporation	115,100	$11,057,657
P&C INSURANCE — 1.7%
American International Group, Inc.	175,540	$10,878,214
BASE METALS — 1.6%
Alcoa, Inc.	911,320	$8,994,728
MMC Norilsk Nickel PJSC (ADR) (Russia)	96,470	1,224,687
		$10,219,415
OTHER WHOLESALERS — 1.5%
ScanSource, Inc.*	288,872	$9,307,456
ELECTRICAL COMPONENTS — 1.5%
TE Connectivity, Ltd. (Switzerland)	142,940	$9,235,353
COMMUNICATIONS EQUIPMENT — 1.4%
Cisco Systems, Inc.	321,100	$8,719,470
SEMICONDUCTOR DEVICES — 1.2%
Analog Devices, Inc.	81,430	$4,504,707
QUALCOMM, Inc.	59,960	2,997,101
		$7,501,808
INTERNET MEDIA — 1.2%
Alphabet, Inc. (Class A)*	4,863	$3,783,463
Alphabet, Inc. (Class C)*	4,874	3,698,781
		$7,482,244
ELECTRICAL POWER EQUIPMENT — 1.2%
General Electric Co.	234,090	$7,291,904
ADVERTISING & MARKETING — 0.9%
WPP plc (Britain)	254,930	$5,874,032
LIFE SCIENCE EQUIPMENT — 0.8%
Thermo Fisher Scientific, Inc.	37,560	$5,327,886
INVESTMENT COMPANIES — 0.8%
Groupe Bruxelles Lambert SA (Belgium)	58,930	$5,048,444
EXPLORATION & PRODUCTION — 0.7%
Occidental Petroleum Corporation	68,160	$4,608,298
CONSUMER FINANCE — 0.6%
American Express Co.	58,940	$4,099,277

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

COMMON STOCKS (Continued)	Shares or Principal Amount	Fair Value
BEVERAGES — 0.5%
Anheuser-Busch InBev NV (ADR) (Belgium)	22,840	$2,855,000
FOOD & DRUG STORES — 0.4%
Walgreens Boots Alliance, Inc.	31,720	$2,701,117
INTEGRATED OILS — 0.4%
Gazprom PAO (ADR) (Russia)	279,640	$1,032,571
Lukoil PJSC (ADR) (Russia)	32,060	1,032,332
Rosneft OAO (GDR) (Russia)	125,850	437,454
		$2,502,357
OIL & GAS SERVICES & EQUIPMENT — 0.3%
Halliburton Co.	64,350	$2,190,474
HOME & OFFICE FURNISHINGS — 0.2%
HNI Corporation	27,782	$1,001,819
BANKS — 0.1%
Sberbank of Russia PJSC (ADR) (Russia)	109,600	$644,448
TOTAL COMMON STOCKS — 28.8% (Cost $177,874,226)		$182,382,333
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
AGENCY STRIPPED — 0.2%
Government National Mortgage Association 2015-108 — 1.00% 10/16/2056@	$14,954,270	$1,293,314
NON-AGENCY — 0.0%
Monty Parent Issuer 1 LLC 2013-LTR1 B — 4.25% 11/20/2028**	$58,764	$58,778
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $1,380,107)		$1,352,092
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.1%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.7%
Federal Home Loan Mortgage Corporation 3690 G — 2.50% 6/15/2020	$355,815	$361,573
4483 A — 3.00% 12/15/2029	1,274,203	1,312,879
3770 WA — 4.00% 11/15/2028	985,770	1,016,801
Federal National Mortgage Association 2015-93 KC — 2.00% 9/25/2044††	1,300,000	1,284,490
2014-4 KA — 3.00% 1/25/2044	161,380	162,436
2003-78 B — 5.00% 8/25/2023	469,741	511,627
		$4,649,806
AGENCY STRIPPED — 0.1%
Federal Home Loan Mortgage Corporation 3775 LI — 3.50% 12/15/2020	$1,741,315	$100,352
Federal National Mortgage Association 2010-57 ID — 4.00% 6/25/2025	2,302,803	222,048
		$322,400
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.3%
BCAP LLC Trust 2010-RR8 2A6 — 2.177% 11/26/2036**,@	$1,320,000	$1,314,595
Towd Point Mortgage Trust 2015-1 AES — 3.00% 10/25/2053**	822,821	824,178
		$2,138,773
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $7,096,907)		$7,110,979

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
ASSET-BACKED SECURITIES — 4.2%
AUTO — 3.5%
AmeriCredit Automobile Receivables Trust 2013-1 D — 2.09% 2/8/2019	$1,300,000	$1,301,160
Capital Auto Receivables Asset Trust 2015-2 A3 — 1.73% 9/20/2019	725,000	720,712
Drive Auto Receivables Trust 2015-BA B — 2.12% 6/17/2019**	1,300,000	1,297,496
Enterprise Fleet Financing LLC 2014-1 A2 — 0.87% 9/20/2019**	1,146,286	1,143,949
2013-2 A3 — 1.51% 3/20/2019**	800,000	798,595
First Investors Auto Owner Trust 2014-1A A3 — 1.49% 1/15/2020**	1,300,000	1,301,294
2013-1A B — 1.81% 10/15/2018**	530,000	530,450
Hyundai Auto Lease Securitization Trust 2014-A B — 1.30% 7/16/2018**	1,000,000	997,148
Prestige Auto Receivables Trust 2015-1 A2 — 1.09% 2/15/2019**	362,877	362,476
2015-1 A3 — 1.53% 2/15/2021**	1,300,000	1,291,263
Santander Drive Auto Receivables Trust 2015-1 A3 — 1.27% 2/15/2019	1,300,000	1,297,740
2015-4 A3 — 1.58% 9/16/2019	395,000	392,584
2014-2 B — 1.62% 2/15/2019	1,300,000	1,300,180
2013-1 C — 1.76% 1/15/2019	1,300,000	1,300,284
2013-3 C — 1.81% 4/15/2019	171,000	171,145
2014-4 B — 1.82% 5/15/2019	1,300,000	1,298,829
2015-2 B — 1.83% 1/15/2020	1,300,000	1,293,728
2014-2 C — 2.33% 11/15/2019	1,300,000	1,304,755
2013-A C — 3.12% 10/15/2019**	1,300,000	1,314,887
2012-3 D — 3.64% 5/15/2018	1,300,000	1,318,540
Westlake Automobile Receivables Trust 2015-1A A2 — 1.17% 3/15/2018**	1,136,994	1,134,067
		$21,871,282
OTHER — 0.7%
Cabela's Credit Card Master Note Trust 2012-2A A1 — 1.45% 6/15/2020**	$1,300,000	$1,297,145
PFS Financing Corp. 2014-AA A — 0.931% 2/15/2019**,@	1,500,000	1,495,634
Synchrony Credit Card Master Note Trust 2012-6 A — 1.36% 8/17/2020	325,000	323,084
VOLT XL LLC 2015-NP14 A1 — 4.375% 11/27/2045**,@@	1,320,000	1,318,991
		$4,434,854
TOTAL ASSET-BACKED SECURITIES (Cost $26,325,524)		$26,306,136
CORPORATE BONDS & NOTES — 0.6%
BASIC MATERIALS — 0.2%
Thompson Creek Metals Co., Inc. — 9.75% 12/1/2017	$1,500,000	$1,297,500
ENERGY — 0.2%
Atwood Oceanics, Inc. — 6.50% 2/1/2020	$1,750,000	$949,375
INDUSTRIAL — 0.2%
Reynolds Group Issuer, Inc/Reynolds Group Issuer LLC/Reynolds Group Issuer Lu — 7.875% 8/15/2019	$1,250,000	$1,300,000
TOTAL CORPORATE BONDS & NOTES (Cost $3,875,625)		$3,546,875
CORPORATE BANK DEBT — 0.2%
WireCo WorldGroup, Inc. — 1.00% 2/15/2017**,@ (Cost $927,422)	$958,576	$927,940

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
MUNICIPALS — 0.2%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Senior Lien — 8.75% 2/29/2016**†† (Cost $1,357,000)	$1,357,000	$1,357,000
U.S. TREASURIES — 34.1%
U.S. Treasury Bills — 0.00% 1/7/2016	$80,000,000	$79,999,664
U.S. Treasury Notes — 0.375% 3/15/2016	134,050,000	134,072,226
— 1.00% 12/15/2017	1,300,000	1,298,383
TOTAL U.S. TREASURIES (Cost $215,416,664)		$215,370,273
U.S. AGENCY — 22.1%
Federal Home Loan Bank — 0.00% 3/14/2016@@@ (Cost $139,864,200)	$140,000,000	$139,948,340
TOTAL BONDS & DEBENTURES (Cost $396,243,449)		$395,919,635
TOTAL INVESTMENT SECURITIES — 91.5% (Cost $574,117,675)		$578,301,968
SHORT-TERM INVESTMENTS — 8.6%
Exxon Mobil Corporation — 0.12% 1/6/2016	$15,000,000	$14,999,750
—0.14% 1/7/2016	15,000,000	14,999,650
State Street Bank Repurchase Agreement — 0.03% 1/4/2016 (Dated 12/31/2015, repurchase price of $24,664,000, collateralized by: $2,320,000 principal amount U.S. Treasury Bond — 3.625% 2043, fair value $2,639,000; and $22,465,000 principal amount U.S. Treasury Note — 2.25% 2024, fair value $22,521,163)	24,664,000	24,664,000
TOTAL SHORT-TERM INVESTMENTS (Cost $54,663,400)		$54,663,400
TOTAL INVESTMENTS — 100.1% (Cost $628,781,075)		$632,965,368
Other Assets and Liabilities, net — (0.1)%		(511,356)
NET ASSETS — 100.0%		$632,454,012

*  Non-income producing security.

@  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2015.

**  Restricted securities. These restricted securities constituted 2.97% of total net assets at December 31, 2015, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Company does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Company's Board of Directors.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Directors in accordance with the Company's fair value procedures. These securities constituted 0.42% of total net assets at December 31, 2015.

@@  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2015.

@@@  Zero Coupon Bond. Coupon amount represents effective yield to maturity.

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

December 31, 2015

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
BCAP LLC Trust 2010-RR8 2A6	12/08/2015	$1,312,575	$1,314,595	0.21%
Cabela's Credit Card Master Note Trust 2012-2A A1	12/02/2015	1,298,984	1,297,145	0.20%
Drive Auto Receivables Trust 2015-BA B	12/02/2015	1,300,000	1,297,496	0.20%
Enterprise Fleet Financing LLC 2014-1 A2	12/02/2015	1,143,345	1,143,949	0.18%
Enterprise Fleet Financing LLC 2013-2 A3	12/11/2015	795,625	798,595	0.13%
First Investors Auto Owner Trust 2014-1A A3	12/02/2015	1,299,086	1,301,294	0.21%
First Investors Auto Owner Trust 2013-1A B	12/02/2015	529,772	530,450	0.08%
Hyundai Auto Lease Securitization Trust 2014-A B	12/31/2015	997,148	997,148	0.16%
Monty Parent Issuer 1 LLC 2013-LTR1 B	12/02/2015	57,589	58,778	0.01%
PFS Financing Corporation 2014-AA A	12/14/2015	1,490,039	1,495,634	0.24%
Prestige Auto Receivables Trust 2015-1 A3	12/11/2015	1,290,250	1,291,263	0.20%
Prestige Auto Receivables Trust 2015-1 A2	12/10/2015	362,154	362,476	0.06%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Senior Lien	12/02/2015, 12/17/2015	1,357,000	1,357,000	0.21%
Santander Drive Auto Receivables Trust 2013-A C	12/18/2015	1,316,047	1,314,887	0.21%
Towd Point Mortgage Trust 2015-1 AES	12/09/2015	825,321	824,178	0.13%
VOLT XL LLC 2015-NP14 A1	12/08/2015	1,318,997	1,318,991	0.21%
Westlake Automobile Receivables Trust 2015-1A A2	12/02/2015	1,135,928	1,134,067	0.18%
WireCo WorldGroup, Inc.	12/04/2015, 12/07/2015	927,422	927,940	0.15%
TOTAL RESTRICTED SECURITIES		$18,757,282	$18,765,886	2.97%

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investment securities — at fair value (identified cost $574,117,675)	$578,301,968
Short-term investments — at amortized cost (maturities 60 days or less)	54,663,400
Cash	682
Receivable for:
Investment securities sold	4,452,852
Dividends and interest	737,734
Prepaid expenses and other assets	3,400
Total assets	638,160,036
LIABILITIES
Payable for:
Investment securities purchased	5,113,761
Advisory fees	371,490
Accrued expenses and other liabilities	220,773
Total liabilities	5,706,024
NET ASSETS	$632,454,012
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares	$8,655,240
Additional Paid-in Capital	320,783,439
Undistributed net realized gain	298,563,032
Undistributed net investment income	300,666
Unrealized appreciation of investments	4,151,635
NET ASSETS	$632,454,012
Common Stock net asset value per share	$73.07
Common Stock market price per share	$66.26

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the year ended December 31, 2015

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $50,975)	$5,633,078
Interest	301,000
Total investment income	5,934,078
EXPENSES
Advisory fees	4,626,319
Audit and tax services fees	235,107
Directors fees and expenses	221,935
Reports to shareholders	220,242
Transfer agent fees and expenses	171,056
Legal fees	160,520
Custodian fees	33,800
Administrative services fees	25,495
Filing fees	25,000
Professional fees	22,656
Other	19,435
Total expenses	5,761,565
Net expenses	5,761,565
Net investment income	172,513
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	327,863,281
Foreign currency transactions	198,670
Net change in unrealized appreciation (depreciation) of:
Investments	(357,365,413)
Translation of foreign currency denominated amounts	(32,658)
Net realized and unrealized loss	(29,336,120)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,163,607)

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31, 2015	Year ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$172,513	$1,239,865
Net realized gain	328,061,951	40,194,217
Net change in unrealized appreciation (depreciation)	(357,398,071)	51,182,413
Net increase (decrease) in net assets resulting from operations	(29,163,607)	92,616,495
Distributions to shareholders from:
Net investment income	$(371,183)	$(1,570,290)
Net realized capital gains	(34,249,777)	(34,781,718)
Total distributions	(34,620,960)	(36,352,008)
Total change in net assets	(63,784,567)	56,264,487
NET ASSETS
Beginning of year	696,238,579	639,974,092
End of year	$632,454,012	$696,238,579

See notes to financial statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of Capital Stock outstanding throughout each year

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per share operating performance:
Net asset value at beginning of year	$80.44	$73.94	$59.06	$54.30	$60.47
Income from investment operations:
Net investment income(1)	$0.02	$0.14	$0.14	$0.32	$0.22
Net realized and unrealized gain (loss) on investment securities	(3.39)	10.56	17.74	8.18	(2.84)
Total from investment operations	$(3.37)	$10.70	$17.88	$8.50	$(2.62)
Distributions to Preferred shareholders:
Dividends from net investment income	—	—	—	$(0.19)	$(0.28)
Distributions from net realized capital gains	—	—	—	(0.08)	(0.27)
Distributions to Common shareholders:
Dividends from net investment income	$(0.04)	$(0.18)	$(0.22)	(0.10)	—
Distributions from net realized capital gains	(3.96)	(4.02)	(2.78)	(3.37)	(3.00)
Total distributions	$(4.00)	$(4.20)	$(3.00)	$(3.74)	$(3.55)
Net asset value at end of year	$73.07	$80.44	$73.94	$59.06	$54.30
Per share market value at end of year	$66.26	$72.13	$67.10	$52.22	$46.98
Total investment return(2)	(2.76)%	14.20%	34.80%	18.50%	(6.30)%
Net asset value total return(3)	(4.38)%	14.90%	30.90%	15.60%	(5.20)%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$632,454	$696,239	$639,974	$511,150	$524,174
Ratios based on average net assets applicable to Common Stock:
Expenses	0.85%	0.80%	0.84%	0.93%	0.96%
Net investment income	0.03%	0.19%	0.18%	0.56%	0.38%
Portfolio turnover rate	39%	6%	9%	7%	18%
Preferred Stock(4)
Total shares outstanding(5)	N/A	N/A	N/A	N/A	1,969,212
Asset coverage per share(5)	N/A	N/A	N/A	N/A	$266.18
Involuntary liquidation preference per share	N/A	N/A	N/A	N/A	$27.50
Average market value per share(6)	N/A	N/A	N/A	N/A	$34.60

(1)  Per share amount is based on average shares outstanding.

(2)  Based on market value per share, adjusted for reinvestment of distributions.

(3)  Based on net asset value per share, adjusted for reinvestment of distributions.

(4)  The Preferred Stock was redeemed on June 29, 2012.

(5)  Information shown as the end of the year.

(6)  The average of all month-end market values during each year.

See notes to financial statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2015

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Company qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITY VALUATON—The Company's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Company generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Company are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets prior to the year ended December 31, 2013 do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Risk Considerations

Investing in the Company may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Company's investments will fluctuate with market conditions, so will the value of your investment in the Company. You could lose money on your investment in the Company or the Company could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Company may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Company; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Company's investment adviser, First Pacific Advisors, LLC ("Adviser"), generally results in the Company's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Company's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Company's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Company may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Company may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Company's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Company having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Company's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Company may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Company to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Company are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's,

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Company's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Company may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Company, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Company. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Company receives securities as collateral with a market value in excess of the repurchase price to be received by the Company upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Company recognizes a liability with respect to such excess collateral to reflect the Company's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Company's Portfolio of Investments.

NOTE C—Capital Stock

The Company did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the year ended December 31, 2015.

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Agreement"), the Company pays the Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Company for the year.

Effective as of March 23, 2015, the Company engaged State Street Bank and Trust Company to provide certain financial and administrative services previously provided by the adviser.

For the year ended December 31, 2015, the Company paid aggregate fees and expenses of $221,935 to all Directors who are not affiliated persons of the Adviser.

NOTE E—Federal Income Tax

No provision for federal income tax is required because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Dividends and distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Company had the following components of distributable earnings at December 31, 2015:

Unrealized appreciation	$4,151,635
Undistributed net investment income	300,666
Undistributed net realized gains	298,563,032

The tax status of distributions paid during the fiscal years ended December 31, 2015 and 2014 were as follows:

	2015	2014
Dividends from ordinary income	$1,080,684	$1,570,291
Distributions from long-term capital gains	33,540,276	34,781,717

Cost of purchases of investment securities (excluding short-term investments) aggregated $236,884,657 for the year ended December 31, 2015. The proceeds and cost of securities sold resulting in net realized gains of $327,863,281 aggregated $642,722,727 and $314,859,446, respectively, for the year ended December 31, 2015. Realized gains or losses are based on the specific identification method.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The cost of investment securities held at December 31, 2015, was $574,117,675 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2015, for federal income tax purposes was $8,618,333 and $4,434,040, respectively resulting in net unrealized appreciation of $4,184,293. As of and during the year ended December 31, 2015, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2012 or by state tax authorities for years ended on or before December 31, 2011.

During the year ended December 31, 2015, the Company reclassified $499,336 from Accumulated Net Realized Gain to Accumulated Net Investment Income to align financial reporting with tax reporting. These permanent differences are primarily due to differing book and tax treatment of foreign currency gains and losses and non-taxable dividend adjustments.

NOTE F—Disclosure of Fair Value Measurements

The Company uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Company's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Company classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of December 31, 2015:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Infrastructure Software	$32,816,833	$—	$—	$32,816,833
Diversified Banks	17,564,466	—	—	17,564,466
Insurance Brokers	13,454,361	—	—	13,454,361
Aircraft & Parts	11,057,657	—	—	11,057,657
P&C Insurance	10,878,214	—	—	10,878,214
Base Metals	10,219,415	—	—	10,219,415
Other Wholesalers	9,307,456	—	—	9,307,456
Electrical Components	9,235,353	—	—	9,235,353
Communications Equipment	8,719,470	—	—	8,719,470
Semiconductor Devices	7,501,808	—	—	7,501,808
Internet Media	7,482,244	—	—	7,482,244
Electrical Power Equipment	7,291,904	—	—	7,291,904

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Investments	Level 1	Level 2	Level 3	Total
Advertising & Marketing	$5,874,032	$—	$—	$5,874,032
Life Science Equipment	5,327,886	—	—	5,327,886
Investment Companies	5,048,444	—	—	5,048,444
Exploration & Production	4,608,298	—	—	4,608,298
Consumer Finance	4,099,277	—	—	4,099,277
Beverages	2,855,000	—	—	2,855,000
Food & Drug Stores	2,701,117	—	—	2,701,117
Integrated Oils	2,502,357	—	—	2,502,357
Oil & Gas Services & Equipment	2,190,474	—	—	2,190,474
Home & Office Furnishings	1,001,819	—	—	1,001,819
Banks	644,448	—	—	644,448
Commercial Mortgage-Backed Securities
Agency Stripped	—	1,293,314	—	1,293,314
Non-Agency	—	58,778	—	58,778
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	3,365,316	1,284,490	4,649,806
Agency Stripped	—	322,400	—	322,400
Non-Agency Collateralized Mortgage Obligation	—	2,138,773	—	2,138,773
Asset-Backed Securities
Auto	—	21,871,282	—	21,871,282
Other	—	4,434,854	—	4,434,854
Corporate Bonds & Notes	—	3,546,875	—	3,546,875
Corporate Bank Debt	—	927,940	—	927,940
Municipals	—	—	1,357,000	1,357,000
U.S. Agency	—	139,948,340	—	139,948,340
U.S. Treasuries	—	215,370,273	—	215,370,273
Short-Term Investments	—	54,663,400	—	54,663,400
	$182,382,333	$447,941,545	$2,641,490	$632,965,368

The following table summarizes the Company's Level 3 investment securities and related transactions during the year ended December 31, 2015:

Investment	Beginning Value at December 31, 2014	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at December 31, 2015	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2015
Residential Mortgage-Backed Securities Agency	$—	$3,177	$1,281,313	$—	$—	$1,284,490	$3,177
Collateralized Mortgage Obligation
Municipals	—	—	1,357,000	—	—	1,357,000	—
Total investments	$	$3,177	$2,638,313	$—	$—	$2,641,490	$3,177

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Company's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended December 31, 2015. The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of December 31, 2015:

Financial Assets	Fair Value at December 31, 2015	Valuation Technique(s)	Unobservable Inputs	Price/Range
Residential Mortgage- Backed Agency Collateralized Mortgage Obligation	$1,284,490	Third-Party Broker Quote*	Quotes/Prices	$98.81
Municipals	$1,357,000	Third-Party Broker Quote*	Quotes/Prices	$100.00

*  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

NOTE G—Collateral Requirements

The Company has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Company discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Company discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Company's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Company as of December 31, 2015, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$24,664,000	$24,664,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $25,160,163 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

SOURCE CAPITAL, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 2015, the related statement of operations for the year then ended, the statements of changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc., as of December 31, 2015, the results of its operations for the year then ended, the changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 18, 2016

Notice of Source of Distributions
(Unaudited)

Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

			Source of Distributions
Record Date	Payable Date	Amount Paid Per Share	Net Investment Income	Net Realized Capital Gains
02/20/2015	03/15/2015	$0.85	$0.0091	$0.8409
05/22/2015	06/15/2015	0.85	0.0091	0.8409
08/28/2015	09/15/2015	0.85	0.0091	0.8409
11/27/2015	12/15/2015	1.45	0.0156	1.4344
		$4.00	$0.0429	$3.9571

See page 9 for federal income tax information.

SOURCE CAPITAL, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 10, 2015, the directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2016, on the recommendation of the Independent Directors, who met in executive session on August 10, 2015 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Investment Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service, and the reputation of the Fund's portfolio manager, Eric Ende, who has managed the Fund since 1996. It was noted that Gregory Herr will no longer be a portfolio manager for the Fund effective August 31, 2015. The Directors concluded that the nature, extent, and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group non-leveraged closed-end core funds selected by Broadridge ("Peer Group"). The Board and the Independent Directors noted the Fund's competitive investment performance when compared to the Peer Group. The Board and the Independent Directors noted the Fund outperformed its Peer Group for the one-, three-, five- and ten-year periods ending March 31, 2015. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Directors noted that the Fund's fees and expenses were at the low end of the range relative to the Peer Group. The Board and the Independent Directors noted that the fee rate charged to the Fund at its current asset level is similar to the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, with respect to the provision of investment advisory services. In evaluating the Adviser's profitability, they considered a portion of the compensation of the Adviser's principals that could be deemed a form of profit, and they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including new or increased administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the portfolio manager, traders and other investment personnel who assist with the management of the Fund; (2) as well as investing in new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) in office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors considered information regarding the Adviser's representation that such increased costs have also included a significant investment in the investment management team, and additions to administrative personnel and systems that enhance the quality of services provided to the Fund.

SOURCE CAPITAL, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

The Independent Directors noted that the fee rate contained breakpoints as the Fund's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints currently were not appropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund's current operating policies, the ability to raise additional assets is limited. The Board and the Independent Directors noted that the Adviser had not increased the fee rate charged to the Fund despite the Adviser's representation that its internal costs of providing investment management services to the Fund have increased significantly in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the Contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio management team, which has produced reasonable long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2016.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name & Age	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick - (75)†	Director and Chairman Years Served: 3	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Mark L. Lipson - (66)†	Director Years Served: <1	Consultant, ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Thomas P. Merrick - (78)†	Director Years Served: 9	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998	7
Alfred E. Osborne, Jr. - (70)†	Director Years Served: 1	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano - (72)†	Director Years Served: 2	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell - (72)†	Director Years Served: 5	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Steven Romick - (52)	Vice President & Portfolio Manager Years Served: <1	Managing Partner of the Adviser	2
Mark Landecker - (38)	Vice President & Portfolio Manager Years Served: <1	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Senior Vice President (2009 to 2012) of the Adviser.
Brian Selmo - (36)	Vice President & Portfolio Manager Years Served: <1	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Vice President (2008 to 2012) of the Adviser.
Thomas H. Atteberry - (61)	Vice President & Portfolio Manager Years Served: <1	Partner of the Adviser
Abhijeet Patwardhan - (36)	Vice President & Portfolio Manager Years Served: <1	Managing Director (since 2015) and a Director of Research (since 2015) of the Adviser. Formerly Senior Vice President (2014 to 2015) and Vice President (2010 to 2013) of the Adviser.
J. Richard Atwood - (55)	President Years Served: 18	Managing Partner of the Adviser.
Francine S. Hayes - (48)	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company
Leora R. Weiner - (44)	Chief Compliance Officer Years Served: 1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

E. Lake Setzler - (48)	Treasurer Years Served: 9	Senior Vice President and Controller of the Adviser.
Michael P. Gomez - (30)	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

†Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11601 Wilshire Blvd,. Suite 1200, Los Angeles, CA 90025.

Messrs. Lipson, Merrick, Osborne, Pisano, Purcell and Rudnick serve as members of the audit committee of certain investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. The Company's Board of Directors has considered the matter of their

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) Continued

simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-551-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2015, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2014, was submitted to the NYSE on June 4, 2015. The Company's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Company's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Additional information about the Company is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Blvd., Suite 1200
Los Angeles, California 90025
(800) 982-4372 or (310) 473-0225

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

Dechert LLP
San Francisco, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to: American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s senior executive and financial officers.

(b)                                 Not Applicable

(c)                                  The registrant amended the code of ethics during the period to update the list of covered officers and make other administrative changes.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

		2014	2015
(a)	Audit Fees	$38,454	$39,500
(b)	Audit Related Fees	$-0-	$-0-
(c)	Tax Fees(1)	$8,320	$8,700
(d)	All Other Fees	$-0-	$-0-

(1)                                 Tax fees are for the preparation of the registrant’s tax return(s).

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)            the registrant’s independent auditors inform the audit committee of the engagement,

(ii)           the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)          the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  None.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of all the independent directors of the registrant.  The members of the audit committee are:  Mark L. Lipson, Thomas P. Merrick, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy

First Pacific Advisors, LLC (“Adviser”) acts as discretionary investment adviser for various clients, including SEC-registered closed-end and open-end investment companies (“RIC clients”), separately managed accounts (including those governed under the laws and provisions of ERISA), as well as non-registered investment funds (collectively referred to as “client” or “clients”).  The Adviser is authorized to vote proxies on behalf of its clients, unless a client specifically retains or delegates this authority to another party in writing.  The Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies for clients, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Adviser will act in a prudent and diligent manner intended to enhance the value of the assets of the client’s account.

Purpose

The purpose of these Policies and Procedures is to enable the Adviser to comply with its fiduciary responsibilities to clients and the requirements under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the Investment Company Act of 1940, as amended (“1940 Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

Procedures

The Adviser is ultimately responsible for ensuring that the proxies for all accounts that have delegated voting to the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although a majority of proxy proposals are routine and can be voted in accordance with the Adviser’s guidelines, the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception.

Conflicts of Interest

In order to further mitigate any conflicts of interest Adviser has contracted with Institutional Shareholder Services, Inc. (“ISS”). ISS was founded in 1985 and is the world’s leading provider of proxy advisory and corporate governance solutions to financial market participants. ISS’ services include objective proxy research and analysis, end-to-end proxy voting and distribution solutions, turnkey securities class-action claims management, and reliable governance data and modeling tools.

ISS will provide the following services to FPA:

•                  Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

•                  Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;

•                  Provides FPA with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and

•                  Annual analysis and rationale for guideline amendments.

If the Adviser becomes aware that a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, the Adviser will resolve such a conflict in the manner described below:

•                  Vote in accordance with the ISS recommendation.  To the extent that the Adviser has little or no purpose to deviate from the recommended vote with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

•                  Deviate from ISS recommendation.  To the extent that the Adviser deviates from an ISS recommendation with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review proxy proposals for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified by the Adviser will be addressed as above.  Matters to be reviewed include: (i) whether the issuer of the portfolio security to be voted, or an affiliate or employee group of the issuer, is a client of the Adviser; (ii) whether the Adviser has made or is actively considering a business proposal to provide services to the issuer or an affiliate or employee group of the issuer; (iii) whether the Adviser has any other material business relationship with the issuer or an affiliate of the issuer; (iv) whether a partner of the Adviser or the portfolio manager responsible for recommending the proxy vote is a close relative or has a personal or business relationship with an executive, director or director candidate of the issuer or is a participant in a proxy contest; and (v) whether there is any other business or personal relationship where the portfolio manager has a personal interest in the outcome of the matter to be voted upon.

Limitations

In certain circumstances where the Adviser becomes aware that it is in the client’s best interest, the Adviser will request that ISS not vote proxies received. In other situations the client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where the Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority.  Where the client has instructed the Adviser in writing, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Adviser, it will promptly be forwarded to the client or a specified third party.

Terminated Account.  Once a client account has been terminated with the Adviser in accordance with the investment advisory agreement, the Adviser will request ISS to refrain from voting any proxies received after the termination.  However, the client may specify in writing who the proxies shall be forwarded to.

Securities No Longer Held.  The Adviser may refrain from voting proxies received for securities which are no longer held by the client’s account.

Securities Lending Programs.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Adviser determines that a proxy vote is materially important to the client’s account, the Adviser may recall the security for purposes of voting.

Unsupervised Securities.  The Adviser will not vote unsupervised securities.

Non-Discretionary Accounts.  If the Adviser accepts a client with non-discretionary authority it may also yield the authority to vote proxies.

Foreign Issuers/Non-U.S. proxies. The Adviser will vote foreign issue proxies on a best efforts basis. Some foreign proxies may involve a number of issues that restrict or prevent the Adviser’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on the ISS platform (because some issuers do not reimburse custodians for the distribution of proxies.  The Adviser will use its best efforts to vote all proxies but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. The Adviser may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.

Record Keeping

ISS as a turnkey operation retains records in accordance with the Rules under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rules the following information:

1.              these proxy voting policies and procedures, and all amendments thereto;

2.              all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records);

3.              a record of all votes cast on behalf of clients;

4.              records of all client requests for proxy voting information;

5.              any documents prepared by the Adviser that were material in making a decision and/or used as the basis for the decision; and

6.              all records relating to requests made to clients regarding conflicts of interest in voting the proxy.  These requests will be kept in the client proxy file.

The Adviser will disclose its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  ISS on behalf of the Adviser will prepare all the information required to be filed by its RIC clients on Form N-PX with the Securities and Exchange Commission.

Guidelines

Although ISS performs independent research and voting decisions on each proxy issue, the following guidelines were provided by the Adviser to ISS. These may assist clients in understanding generally how votes are cast, but will not be used as rigid rules.

1.	Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:			Oppose

	a)	Proposals to stagger board members’ terms;
	b)	Proposals to limit the ability of shareholders to call special
		a.	meetings;
	c)	Proposals to require super majority votes;
	d)	Proposals requesting excessive increases in authorized
		a.	common or preferred shares where management provides
		b.	no explanation for the use or need of these additional
		c.	shares;
	e)	Proposals regarding “fair price” provisions;
	f)	Proposals regarding “poison pill” provisions; and
	g)	Permitting “green mail.”

2.	Providing cumulative voting rights	Oppose

3.	“Social issues,” unless specific client guidelines supersede	Oppose

4.	Election of directors recommended by management, except if there is a proxy fight	Approve

5.	Election of independent auditors recommended by management, unless seeking to replace if there exists a dispute over policies	Approve

6.	Date and place of annual meeting	Approve

7.	Limitation on charitable contributions or fees paid to lawyers	Approve

8.	Ratification of directors’ actions on routine matters since previous annual meeting	Approve

9.	Confidential voting	Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises

10.	Limiting directors’ liability	Approve

11.	Eliminate preemptive right	Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict managements’ ability to raise new capital

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Pay director solely in stocks	Case-by-case

15.	Eliminate director mandatory retirement policy	Case-by-case

16.	Rotate annual meeting location/date	Case-by-case

17.	Option and stock grants to management and directors	Case-by-case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested	Case-by-case

19.	Sale of assets, divisions, product rights, etc.	Case-by-case

20.	Other business that may arise at the annual meeting	Case-by-case

21.	Other issues not included on this list	Case-by-case

Notice

Unless specifically noted otherwise in writing by the Client, First Pacific Advisors, LLC (“Adviser”) retains all authority and responsibility to vote proxies for any stocks held in Accounts under its management.

In accordance with Rule 207.206(4)-6 of the Advisers Act of 1940 with respect to proxy voting procedures of the Adviser, we are hereby notifying you of your right to obtain information about our proxy voting policy and procedures, including how we vote shares held in your Account.  If at any time you would like information on our proxy voting policy and procedures, you may send a request in writing to Francine S. Hayes, Secretary, State Street Bank and Trust Company, 100 Huntington Avenue, CPH 0326, Boston, MA 02116, or fax your request to (617) 662-3805, or by e-mail to fshayes@statestreet.com.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)                  Mark Landecker, Steven Romick and Brian Selmo are responsible for the day to day operations of asset allocation and the equity portion of the registrant.  Thomas H. Atteberry and Abhijeet Patwardhan are primarily responsible for the day-to-day management of the fixed income portion of the registrant.

Mr. Atteberry is Vice President and Portfolio Manager of Source Capital, Inc. (the “Fund”) (since December 2015) and a Partner of the Adviser (since October 2006).  Mr. Atteberry is also Vice President (since June 2015) and Portfolio Manager of the FPA New Income, Inc. (since November 2004).

Mr. Landecker is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013).  Mr. Landecker is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.  Previously, Mr. Landecker was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2009 to 2012.

Mr. Patwardhan is Vice President and Portfolio Manager of the Fund (since December 2015), and a Managing Director (since November 2015) and a Director of Research (since April 2015) of the Adviser.  Mr. Patwardhan is also Vice President and Portfolio Manager of the FPA New Income, Inc. (since November 2015).  Previously Mr. Patwardhan served as Senior Vice President of the Adviser from January 2014 to November 2015 and as an analyst and Vice President of the Adviser from June 2010 to December 2013.

Mr. Romick is Vice President and Portfolio Manager of the Fund (since December 2015), a Managing Partner of the Adviser (since January 2010) and a Trustee of FPA Funds Trust (since 2002).  Mr. Romick is also a Vice President (since May 2015) and Portfolio Manager (since June 1993) of the FPA Crescent Fund, a series of FPA Funds Trust.

Mr. Selmo is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013).  Mr. Selmo is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.  Previously, Mr. Selmo was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2008 to 2012.

FPA Capital Fund, Inc., FPA Crescent Fund, a series of FPA Funds Trust, FPA International Value Fund, a series of FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. are registered investment companies managed by the Adviser.

(a)(2)                  Set forth below is the following information with respect to other accounts managed by Mr. Atteberry, Mr. Landecker, Mr. Patwardhan, Mr. Romick and Mr. Selmo as of December 31, 2015.

Name of Portfolio Managers	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee		Total Assets with Performance- Based Advisory Fee (millions)
Thomas H. Atteberry	Registered Investment Companies:	1	$5,349	0		$0
	Other Pooled Investment Vehicles:	0	$0	0		$0
	Other Accounts:	15	$841	0		$0
Mark Landecker	Registered Investment Companies:	6	$19,343	0		0
	Other Pooled Investment Vehicles:	7	$842	2	**	$325
	Other Accounts:	1	$143	0		0
Abhijeet Patwardhan	Registered Investment Companies:	1	$5,349	0		$0
	Other Pooled Investment Vehicles:	0	$0	0		$0
	Other Accounts:	15	$841	0		$0
Steven T. Romick	Registered Investment Companies:	6	$19,343	0		0
	Other Pooled Investment Vehicles:	7	$842	6	*	$922
	Other Accounts:	1	$143	0		0
Brian A. Selmo	Registered Investment Companies:	6	$19,343	0		0
	Other Pooled Investment Vehicles:	7	$842	2	**	$58
	Other Accounts:	1	$143	0		0

*                 Three of these are unregistered funds that are structured as fund-of-funds and, in addition to the base management fee, investors pay a fee of up to 15% of the net positive annual performance, subject to certain hurdles. Investors in the other three unregistered funds pay a fee of 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

**          Investors in this unregistered fund pay a fee of 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

Conflicts of Interest.  A portfolio manager may also responsible for managing other accounts in addition to the Fund.  Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund.  Because of their positions with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies.  Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy.  The Adviser will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although the Adviser manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.  To this end, the Adviser has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time.  As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the overall benefits outweigh any disadvantages that may arise from this practice.  Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

The Adviser and a portfolio manager may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, such as by means of performance fees.  Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements.  Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

(a)(3)                  Compensation. Compensation of the Adviser’s Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Managers are equity owners of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the Portfolio Managers’ performance in three key areas: long-term performance, team building, and succession planning.  The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years.  Other considerations include manager and strategy recognition, client engagement and retention and business development.  Portfolio Managers can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the Fund’s assets.

As an equity owner of the Adviser, the value of the Portfolio Manager’s ownership interest is dependent upon his ability to effectively manage the business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

(a)(4)                  The dollar value of shares of Common Stock of the registrant owned as of December 31, 2015 are set forth in the table below.  The following are the ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant
Thomas H. Atteberry	$50,001-$100,000
Mark Landecker	none
Abhijeet Patwardhan	none
Steven T. Romick	none
Brian A. Selmo	none

(b)                                 Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The registrant’s Board of Directors approved a stock repurchase program at a Special Meeting of the Board of Directors on November 16, 2015.  As of December 31, 2015 the registrant had not repurchased any common stock.

Item 10.  Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 4, 2016

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	March 4, 2016